UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
December 6, 2019

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ESPEY MFG & ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	001-04383 (Commission File Number)	14-1387171 (IRS Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866 (Address of principal executive offices)

(518) 584-4100 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.33-1/3 par value	ESP	NYSE American
Common Stock Purchase Rights		NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

Espey Mfg. & Electronics Corp. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on December 6, 2019. At the Annual Meeting, the stockholders of the Company elected Patrick T. Enright Jr. and Roger N. Sexauer II to the Board of Directors as the Class B Directors of the Company for a three year term until the 2022 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Withholds	Broker Non-Votes
Patrick T. Enright Jr.	1,221,661	279,870	876,783
Roger N. Sexauer II	1,207,597	293,934	876,783

The compensation of the Company’s Named Executive Officers in the Company’s proxy statement for the 2019 annual meeting was approved on an advisory non-binding basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,280,721	112,896	107,914	876,783

The stockholders also voted, on an advisory non-binding basis, on the frequency of the vote to approve the compensation of the Named Executive Officers. The result of the vote was as follows:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
952,452	54,629	482,075	12,372	876,786

In addition, the proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 was approved at the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,119,308	5,206	55,570	198,230

Following the Annual Meeting, the Company’s Board of Directors determined that the vote of the stockholders to approve the compensation of the Company’s Named Executive Officers on an advisory non-binding basis should be every three years, with the next such vote to occur at the Company’s annual meeting of stockholders to be held in 2022.

ITEM 8.01 Other Events

On December 9, 2019, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had declared a regular quarterly dividend. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit No.	Document
99.1	Press Release dated December 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2019		ESPEY MFG. & ELECTRONICS CORP.
	By:	/s/ David O’Neil
David O’Neil Principal Financial Officer and Executive Vice President

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